UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2006

Infinium Labs, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50535	65-1048794
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1191 Second Avenue, 5th Floor, Seattle, Washington 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (206) 393-3000

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2006, we completed a private placement pursuant to which we entered into a Securities Purchase Agreement with Golden Gate Investors, Inc. (“Golden Gate”) dated as of January 24, 2006, as amended by that certain Addendum to Convertible Debenture, Warrant to Purchase Common Stock and Securities Purchase Agreement dated as of January 24, 2006, for the sale of (i) a $50,000 principal amount convertible debenture and (ii) a warrant to purchase 5,000,000 shares of our common stock. Golden Gate provided us with an aggregate of $130,000 in gross proceeds upon the execution of final definitive agreements. Upon notification that the registration statement (as described below) has been filed with the SEC by February 14, 2006, Golden Gate shall wire us $150,000. If the registration statement is filed later than February 14, 2006, Golden Gate shall wire us $50,000. These amounts shall represent a prepayment towards the exercise of the warrant.

The debenture bears interest at 5¼%, mature three years from the date of issuance, is convertible into our common stock, at Golden Gate’s option. The convertible debenture is convertible into the number of our shares of common stock equal to the dollar amount of the debenture being converted multiplied by 110, less the product of the conversion price multiplied by 100 times the dollar amount of the debenture being converted, which is divided by the conversion price. The conversion price for the convertible debenture is the lesser of (i) $0.10, (ii) eighty percent of the average of the three lowest volume weighted average prices during the twenty (20) trading days prior to the conversion or (iii) eighty percent of the volume weighted average price on the trading day prior to the conversion. Beginning in the first full month that the registration statement covering the shares of common stock underlying the debenture and warrant is declared effective by the Securities and Exchange Commission, Golden Gate is obligated to convert at least 5%, but no more than 10%, of the face value of the debenture per calendar month into shares of our common stock, so long as the shares are available, registered and freely tradable. If Golden Gate converts more than 5% of the face value of the debenture in any calendar month, the excess over 5% shall be credited against the next month’s minimum conversion amount. In the event that Golden Gate does not convert at least 5% of the face value of the debenture in any calendar month, Golden Gate shall not be entitled to collect interest on the debenture for that month and shall not be entitled to receive shares of our common stock issuable upon conversion of the debenture, provided that we provide Golden Gate with written notice of such failure to convert the minimum monthly conversion amount. However, in the event that our volume weighted average price is less than $.01, we will have the option to prepay the debenture at 130% rather than have the debenture converted. If we elect to prepay the debenture, Golden Gate may withdraw its conversion notice.

In addition, beginning in the first full month that the registration statement covering the shares of common stock underlying the debenture and warrant is declared effective by the Securities and Exchange Commission, Golden Gate is obligated to exercise the warrant concurrently with the submission of a conversion notice by Golden Gate with respect to the debenture, in the same percentage of the debenture being converted. If Golden Gate exercises more than 5% of the warrants in any calendar month, the excess over 5% shall be credited against the next month’s minimum exercise amount. In the event Golden Gate does not exercise the warrant concurrently with the conversion of the debenture, it shall not be entitled to receive shares of our common stock for the portion of the debenture being simultaneously converted. The warrant is exercisable into 5,000,000 shares of common stock at an exercise price of $1.09 per share. Accordingly, if all warrants are exercised by Golden Gate, we will receive $5,450,000 in proceeds.

Golden Gate has contractually agreed to restrict its ability to convert its debenture or exercise its warrants and receive shares of our common stock such that the number of shares of common stock held by them and their affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of common stock.

In addition, on January 24, 2006, we entered into a Registration Rights Agreement with Golden Gate pursuant to which we are obligated to file a registration statement on Form SB-2 to effect the registration of our common stock issuable upon conversion of the debenture and exercise of the warrant as soon as practicable following the closing date. We are obligated to cause such registration statement to be declared effective no later than 150 days after the closing date.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, Golden Gate was an accredited investor and/or qualified institutional buyer, Golden Gate had access to information about us and their investment, Golden Gate took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement dated as of January 24, 2006 by and between Infinium Labs, Inc. and Golden Gate Investors, Inc.
10.2	Registration Rights Agreement dated as of January 24, 2006 by and between Infinium Labs, Inc. and Golden Gate Investors, Inc.
10.3	5¼% Convertible Debenture of Infinium Labs, Inc. dated as of January 24, 2006.
10.4	Warrant to Purchase Common Stock of Infinium Labs, Inc. dated as of January 24, 2006.
10.5	Addendum to Convertible Debenture, Warrant to Purchase Common Stock and Securities Purchase Agreement dated as of January 24, 2006 by and between Infinium Labs, Inc. and Golden Gate Investors, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infinium Labs, Inc.

Date: January 31, 2006	By:	/s/ Greg Koler
Greg Koler
Chief Executive Officer